Exhibit 99.1

EMERSON ELECTRIC CO. & SUBSIDIARIES
Consolidated Operating Results
Dollars in millions, except per share amounts

	Years ended September 30
	2014	2015	2016
Net sales	$17,733	16,249	14,522
Costs and expenses:
Cost of sales	9,971	9,241	8,260
Selling, general and administrative expenses	4,164	3,735	3,464
Gains on divestitures of businesses	—	1,039	—
Other deductions, net	211	330	294
Interest expense, net	196	175	188
Earnings from continuing operations before income taxes	3,191	3,807	2,316
Income taxes	953	1,267	697
Earnings from continuing operations	2,238	2,540	1,619
Discontinued operations, net of tax	(54)	193	45
Net earnings	2,184	2,733	1,664
Less: Noncontrolling interests in earnings of subsidiaries	37	23	29
Net earnings common stockholders	$2,147	2,710	1,635

Earnings common stockholders:
Earnings from continuing operations	$2,201	2,517	1,590
Discontinued operations, net of tax	(54)	193	45
Net earnings common stockholders	$2,147	2,710	1,635

Diluted earnings per share common stockholders:
Earnings from continuing operations	$3.11	3.71	2.45
Discontinued operations	(0.08)	0.28	0.07
Diluted earnings per common share	$3.03	3.99	2.52

Exhibit 99.1

EMERSON ELECTRIC CO. & SUBSIDIARIES
Supplemental Business Segment Information
Dollars in millions; unaudited

	Years ended September 30
Sales	2014	2015	2016
Automation Solutions	$10,937	10,153	8,977

Climate Technologies	4,104	4,006	3,944
Tools & Home Products	1,607	1,625	1,611
Commercial & Residential Solutions	5,711	5,631	5,555

Divested businesses (a)	1,099	477	—

Sales eliminations	(14)	(12)	(10)
Total	$17,733	16,249	14,522

Earnings	2014	2015	2016
Automation Solutions	$2,334	1,846	1,456

Climate Technologies	874	835	902
Tools & Home Products	385	364	384
Commercial & Residential Solutions	1,259	1,199	1,286

Divested businesses (a)	117	58	—

Differences in accounting methods	197	174	189
Corporate and other (b)	(520)	705	(427)
Interest	(196)	(175)	(188)
Pretax earnings	$3,191	3,807	2,316

(a) Divested businesses include sales and earnings related to the power transmission solutions and commercial storage businesses, which were reported in the former Industrial Automation and Commercial & Residential Solutions segments, respectively, and the embedded computing and power and connectivity solutions businesses, which were reported in the former Network Power segment.

(b) Corporate and other in 2015 includes pretax gains on divestitures of $1,039 ($611 after-tax, $0.90 per share).

Exhibit 99.1

EMERSON ELECTRIC CO. & SUBSIDIARIES
Consolidated Operating Results and Supplemental Business Segment Information
Dollars in millions, except per share amounts; unaudited

	Fiscal Year 2016
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Net sales	$3,337	3,579	3,674	3,932
Costs and expenses:
Cost of sales	1,923	2,037	2,081	2,219
Selling, general and administrative expenses	879	878	852	855
Other deductions, net	54	66	39	135
Interest expense, net	47	46	46	49
Earnings from continuing operations before income taxes	434	552	656	674
Income taxes	127	177	205	188
Earnings from continuing operations	307	375	451	486
Discontinued operations, net of tax	46	2	38	(41)
Net earnings	353	377	489	445
Less: Noncontrolling interests in earnings of subsidiaries	4	8	10	7
Net earnings common stockholders	$349	369	479	438

Earnings common stockholders:
Earnings from continuing operations	$303	367	441	479
Discontinued operations, net of tax	46	2	38	(41)
Net earnings common stockholders	$349	369	479	438

Diluted earnings per share common stockholders:
Earnings from continuing operations	$0.46	0.57	0.68	0.74
Discontinued operations	0.07	—	0.06	(0.06)
Diluted earnings per common share	$0.53	0.57	0.74	0.68

Sales	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Automation Solutions	$2,162	2,194	2,176	2,445

Climate Technologies	786	993	1,101	1,064
Tools & Home Products	392	394	400	425
Commercial & Residential Solutions	1,178	1,387	1,501	1,489

Sales eliminations	(3)	(2)	(3)	(2)
Total	$3,337	3,579	3,674	3,932

Earnings	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Automation Solutions	$341	342	354	419

Climate Technologies	133	226	287	256
Tools & Home Products	85	92	97	110
Commercial & Residential Solutions	218	318	384	366

Differences in accounting methods	44	47	47	51
Corporate and other	(122)	(109)	(83)	(113)
Interest	(47)	(46)	(46)	(49)
Pretax earnings	$434	552	656	674

Exhibit 99.1

EMERSON ELECTRIC CO. & SUBSIDIARIES
Consolidated Operating Results and Supplemental Business Segment Information
Dollars in millions, except per share amounts; unaudited

	Fiscal Year 2015
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Net sales	$4,026	3,934	4,085	4,204
Costs and expenses:
Cost of sales	2,286	2,248	2,326	2,381
Selling, general and administrative expenses	1,019	948	922	846
Gains on divestitures of businesses	—	932	—	107
Other deductions, net	29	81	67	153
Interest expense, net	46	42	43	44
Earnings from continuing operations before income taxes	646	1,547	727	887
Income taxes	191	603	216	257
Earnings from continuing operations	455	944	511	630
Discontinued operations, net of tax	73	37	62	21
Net earnings	528	981	573	651
Less: Noncontrolling interests in earnings of subsidiaries	3	8	9	3
Net earnings common stockholders	$525	973	564	648

Earnings common stockholders:
Earnings from continuing operations	$452	936	502	627
Discontinued operations, net of tax	73	37	62	21
Net earnings common stockholders	$525	973	564	648

Diluted earnings per share common stockholders:
Earnings from continuing operations	$0.65	1.36	0.75	0.95
Discontinued operations	0.10	0.06	0.09	0.03
Diluted earnings per common share	$0.75	1.42	0.84	0.98

Sales	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Automation Solutions	$2,517	2,447	2,487	2,702

Climate Technologies	898	981	1,124	1,003
Tools & Home Products	405	391	405	424
Commercial & Residential Solutions	1,303	1,372	1,529	1,427

Divested businesses	209	118	72	78

Sales eliminations	(3)	(3)	(3)	(3)
Total	$4,026	3,934	4,085	4,204

Earnings	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Automation Solutions	$483	386	462	515

Climate Technologies	153	205	266	211
Tools & Home Products	94	83	89	98
Commercial & Residential Solutions	247	288	355	309

Divested businesses	24	12	9	13

Differences in accounting methods	45	41	43	45
Corporate and other	(107)	862	(99)	49
Interest	(46)	(42)	(43)	(44)
Pretax earnings	$646	1,547	727	887

Exhibit 99.1

EMERSON ELECTRIC CO. & SUBSIDIARIES
Consolidated Operating Results and Supplemental Business Segment Information
Dollars in millions, except per share amounts; unaudited

	Fiscal Year 2014
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Net sales	$3,984	4,200	4,603	4,946
Costs and expenses:
Cost of sales	2,314	2,361	2,567	2,729
Selling, general and administrative expenses	1,063	1,014	1,027	1,060
Other deductions, net	48	91	49	23
Interest expense, net	55	46	48	47
Earnings from continuing operations before income taxes	504	688	912	1,087
Income taxes	124	224	287	318
Earnings from continuing operations	380	464	625	769
Discontinued operations, net of tax	97	90	113	(354)
Net earnings	477	554	738	415
Less: Noncontrolling interests in earnings of subsidiaries	15	7	10	5
Net earnings common stockholders	$462	547	728	410

Earnings common stockholders:
Earnings from continuing operations	$365	457	615	764
Discontinued operations, net of tax	97	90	113	(354)
Net earnings common stockholders	$462	547	728	410

Diluted earnings per share common stockholders:
Earnings from continuing operations	$0.51	0.65	0.87	1.08
Discontinued operations	0.14	0.12	0.16	(0.50)
Diluted earnings per common share	$0.65	0.77	1.03	0.58

Sales	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Automation Solutions	$2,452	2,532	2,758	3,195

Climate Technologies	785	1,040	1,190	1,089
Tools & Home Products	389	387	411	420
Commercial & Residential Solutions	1,174	1,427	1,601	1,509

Divested businesses	361	244	247	247

Sales eliminations	(3)	(3)	(3)	(5)
Total	$3,984	4,200	4,603	4,946

Earnings	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Automation Solutions	$467	481	577	809

Climate Technologies	126	222	294	232
Tools & Home Products	90	93	99	103
Commercial & Residential Solutions	216	315	393	335

Divested businesses	10	33	33	41

Differences in accounting methods	44	47	50	56
Corporate and other	(178)	(142)	(93)	(107)
Interest	(55)	(46)	(48)	(47)
Pretax earnings	$504	688	912	1,087